UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                 August 4, 2006

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                          Cadence Financial Corporation
             (Exact name of registrant as specified in its charter)

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          Mississippi                     1-5773                  64-0684755
(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
         Incorporation)                                      Identification No.)


                              301 East Main Street
                              Starkville, MS 39759
                     (Address of Principal Executive Offices
                                  and Zip Code)

                                 (662) 343-1341
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

         On August 4, 2006, Cadence Financial Corporation (the "Company") issued a press release announcing the resignation of David K. George from Seasons Bancshares, Inc. ("Seasons"), effective July 31, 2006. Mr. George's duties have been assumed by Seasons' Chief Executive Officer, William L. (Bill) Sutton. Mr. Sutton is a veteran banker with over 35 years of community banking experience. Prior to relocating to Georgia, Mr. Sutton lived in Florida where, in addition to his executive leadership positions with various banks, he served as President of the Florida Bankers Association and as Florida's Secretary of Commerce.

         Mr. George's employment with Seasons was a condition to the Agreement and Plan of Merger dated March 21, 2006 by and between the Company and Seasons. The Company intends to pursue the proposed merger; however, the Company has not waived such condition or any other condition that may be affected by Mr. George's departure. Mr. George is subject to a one year non-compete and Seasons plans on hiring an appropriate replacement in consultation with Cadence. The closing of the transaction is subject to other customary closing conditions, including obtaining approvals from the Federal Reserve, the Comptroller of the Currency, the Georgia Department of Banking and Finance, the Federal Deposit Insurance Corporation and the Seasons' shareholders. A copy of the Company's press release is attached hereto as Exhibit 99.1.

         This Form 8-K contains statements that are forward-looking as defined within the Private Securities Litigation Reform Act of 1995. These forward-looking statements are provided to assist in the understanding of anticipated future financial results. However, such forward-looking statements involve risks and uncertainties (including uncertainties relating to interest rates, uncertainties and difficulties associated with closing the pending Seasons transaction, management and operation of acquired operations, and general market risks) that may cause actual results to differ materially from those in such statements.


Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                Description
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Exhibit 99.1               Press Release dated August 4, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CADENCE FINANCIAL CORPORATION
                                       (Registrant)

Dated: August 4, 2006          By:     /s/ Richard T. Haston
                                       -----------------------------------------
                               Name:   Richard T. Haston
                               Title:  Executive Vice President; Chief Financial
                                       Officer; Treasurer

                                INDEX TO EXHIBITS

Exhibit No.                Description
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Exhibit 99.1               Press Release dated August 4, 2006.